Restricted cash - Description Of Restricted Cash And Cash Equivalents (Detail) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Restricted Cash [Abstract]
Letters Of Credit	$ 1,406	$ 633
Credit Facility Financial Covenant Compliance		7,500
Brazil income tax insurance bond collateral	13,879	7,463
Total restricted cash	15,285	15,596
Less: Current portion of restricted cash	(607)	(633)
Non-current portion of restricted cash	$ 14,678	$ 14,963